Exhibit 21

List of Subsidiaries of Equity Residential and ERP Operating Limited Partnership

	Entity	Formation State
1	1145 Acquisition, L.L.C.	Delaware
2	303 Third SPE LLC	Delaware
3	303 Third Street Developer LLC	Delaware
4	303 Third Street Venture I LLC	Delaware
5	303 Third Venture I SPE LLC	Delaware
6	402 West 38th Street Corp.	New York
7	777 Sixth Avenue Owner LLC	Delaware
8	88 Hillside Homeowners Association	California
9	Alban Towers LLC	District of Columbia
10	Amberton Apartments, L.L.C.	Virginia
11	ANE Associates, L.L.C.	Delaware
12	AOP GP LLC	Delaware
13	API Brookhaven LLC	Delaware
14	API Cameron Park LLC	Delaware
15	API Dadeland LLC	Delaware
16	API Emeryville Parkside LLC	Delaware
17	API Fox Plaza LLC	Delaware
18	API Town Center I (Borrower) GP LLC	Delaware
19	API Town Center I (Borrower) LP	Delaware
20	API Town Center II (Borrower) GP LLC	Delaware
21	API Town Center II (Borrower) LP	Delaware
22	API Town Center III (Borrower) GP LLC	Delaware
23	API Town Center III (Borrower) LP	Delaware
24	API Town Center South I LLC	Delaware
25	API Town Center South II LLC	Delaware
26	API Town Center South III LLC	Delaware
27	Archstone	Maryland
28	Archstone 101 West End Avenue GP LLC	Delaware
29	Archstone 101 West End Avenue LP	Delaware
30	Archstone 180 Montague GP LLC	Delaware
31	Archstone 180 Montague LP	Delaware
32	Archstone 5 Holdings LP	Delaware
33	Archstone 5 LLC	Delaware
34	Archstone 6 Holdings LP	Delaware
35	Archstone 6 LLC	Delaware
36	Archstone Agoura Hills GP LLC	Delaware
37	Archstone Agoura Hills LP	Delaware
38	Archstone Alban Towers LLC	Delaware
39	Archstone Arlington Courthouse Plaza LLC	Delaware
40	Archstone Avenir GP LLC	Delaware
41	Archstone Avenir LP	Delaware
42	Archstone B.V.	Netherlands
43	Archstone Camargue LLC	Delaware
44	Archstone Camargue Mezz LLC	Delaware

	Entity	Formation State
45	Archstone CCDC Member 1 LLC	Delaware
46	Archstone CCDC Member 2 LLC	Delaware
47	Archstone CCP LLC	Delaware
48	Archstone Champions Park LLC	Delaware
49	Archstone Chandler LLC	Delaware
50	Archstone Charter Oak LLC	Delaware
51	Archstone Chelsea (Nominee) GP LLC	Delaware
52	Archstone Chelsea (Nominee) LP	Delaware
53	Archstone Chelsea GP LLC	Delaware
54	Archstone Chelsea Holdings GP LLC	Delaware
55	Archstone Chelsea Holdings LP	Delaware
56	Archstone Chelsea LP	Delaware
57	Archstone Chelsea Principal GP LLC	Delaware
58	Archstone Chelsea Principal LP	Delaware
59	Archstone Columbia Crossing LLC	Delaware
60	Archstone Columbia Crossing Mezz LLC	Delaware
61	Archstone Communities LLC	Delaware
62	Archstone Concourse LLC	Delaware
63	Archstone Cronin's Landing LLC	Delaware
64	Archstone Crystal Place LLC	Delaware
65	Archstone Crystal Towers & Lofts 590 LLC	Delaware
66	Archstone Cupertino LLC	Delaware
67	Archstone Daggett Place LLC	Delaware
68	Archstone DC 3 Holdings LLC	Delaware
69	Archstone DC 5 Holdings LLC	Delaware
70	Archstone DC 6 Holdings LLC	Delaware
71	Archstone DC 7 Holdings LLC	Delaware
72	Archstone DC Holdings LLC	Delaware
73	Archstone DC Investments 3-I LP	Delaware
74	Archstone DC Investments 3-II LP	Delaware
75	Archstone DC Investments 5-I LP	Delaware
76	Archstone DC Investments 5-II LP	Delaware
77	Archstone DC Investments 6-I LP	Delaware
78	Archstone DC Investments 6-II LP	Delaware
79	Archstone DC Investments 7 LLC	Delaware
80	Archstone DC Investments One LP	Delaware
81	Archstone DC Investments Two LP	Delaware
82	Archstone DC Master Holdings LLC	Delaware
83	Archstone DC Property Holdings LP	Delaware
84	Archstone DC Ranch LLC	Delaware
85	Archstone Del Mar Heights GP LLC	Delaware
86	Archstone Del Mar Heights LP	Delaware
87	Archstone Delray Beach GP LLC	Delaware
88	Archstone Delray Beach LP	Delaware
89	Archstone Desert Harbor LLC	Delaware
90	Archstone Deutsche RE Holding GmbH	Germany
91	Archstone Developer LLC	Delaware
92	Archstone East 39th Street (Nominee) GP LLC	Delaware
93	Archstone East 39th Street (Nominee) LP	Delaware

	Entity	Formation State
94	Archstone East 39th Street GP LLC	Delaware
95	Archstone East 39th Street Holdings GP LLC	Delaware
96	Archstone East 39th Street Holdings LP	Delaware
97	Archstone East 39th Street Land LLC	Delaware
98	Archstone East 39th Street LP	Delaware
99	Archstone East 39th Street Principal GP LLC	Delaware
100	Archstone East 39th Street Principal LP	Delaware
101	Archstone Emerald Park LLC	Delaware
102	Archstone Emeryville Investor I LLC	Delaware
103	Archstone Emeryville Investor II LLC	Delaware
104	Archstone Emeryville Residential LLC	Delaware
105	Archstone Enclave Member LLC	Delaware
106	Archstone Financial Services LLC	Delaware
107	Archstone Gallery at Rosslyn LLC	Delaware
108	Archstone Gallery at Virginia Square I LLC	Delaware
109	Archstone Gallery at Virginia Square II LLC	Delaware
110	Archstone Gallery at Virginia Square III LLC	Delaware
111	Archstone Gateway Place LLC	Delaware
112	Archstone Glendale LLC	Delaware
113	Archstone Hacienda LLC	Delaware
114	Archstone Harborside LLC	Delaware
115	Archstone Hoboken Holdings LLC	Delaware
116	Archstone HoldCo CM LLC	Delaware
117	Archstone Holdings Germany II LLC	Delaware
118	Archstone Holdings Germany II Ltd.	Bermuda
119	Archstone Holdings Germany LLC	Delaware
120	Archstone Holdings Germany Ltd.	Bermuda
121	Archstone Inc.	Maryland
122	Archstone Investments 7-I LP	Delaware
123	Archstone Investments 7-II LP	Delaware
124	Archstone Katahdin GP LLC	Delaware
125	Archstone Katahdin LP	Delaware
126	Archstone Long Beach GP LLC	Delaware
127	Archstone Long Beach LP	Delaware
128	Archstone LT Holdings Germany II Ltd.	Bermuda
129	Archstone LT Holdings Germany Ltd.	Bermuda
130	Archstone Management Germany B.V.	Netherlands
131	Archstone Management Germany II B LLC	Delaware
132	Archstone Management Germany II Cooperatief U.A.	Netherlands
133	Archstone Management Germany II LLC	Delaware
134	Archstone Management Germany II S.à r.l.	Luxembourg
135	Archstone Management Germany LLC	Delaware
136	Archstone Management Germany S.à r.l.	Luxembourg
137	Archstone Management Services Incorporated	Delaware
138	Archstone Marina Del Rey-I LLC	Delaware
139	Archstone Marina Del Rey-II LLC	Delaware
140	Archstone Master Holdings GP LLC	Delaware
141	Archstone Master Holdings LLC	Delaware
142	Archstone Master Property Holdings GP, LLC	Delaware

	Entity	Formation State
143	Archstone Master Property Holdings LLC	Delaware
144	Archstone Mission Gorge Member LLC	Delaware
145	Archstone Mission Gorge Special Member LLC	Delaware
146	Archstone Mountain View LLC	Delaware
147	Archstone Multifamily CM LLC	Delaware
148	Archstone Multifamily Guarantor (GP) LLC	Delaware
149	Archstone Multifamily Guarantor LLC	Delaware
150	Archstone Multifamily Guarantor LP	Delaware
151	Archstone Multifamily Holdings I (Borrower-A) GP LLC	Delaware
152	Archstone Multifamily Holdings I (Borrower-A) LP	Delaware
153	Archstone Multifamily Holdings I (Borrower-B) GP LLC	Delaware
154	Archstone Multifamily Holdings I (Borrower-B) LP	Delaware
155	Archstone Multifamily Holdings I (Development Borrower Pledgor) GP LLC	Delaware
156	Archstone Multifamily Holdings I (Development Borrower Pledgor) LP	Delaware
157	Archstone Multifamily Holdings I (Development Borrower) GP LLC	Delaware
158	Archstone Multifamily Holdings I (Development Borrower) LP	Delaware
159	Archstone Multifamily Holdings I (Parent Borrower-B) GP LLC	Delaware
160	Archstone Multifamily Holdings I (Parent Borrower-B) LP	Delaware
161	Archstone Multifamily Holdings I (Parent C) GP LLC	Delaware
162	Archstone Multifamily Holdings I (Parent C) LP	Delaware
163	Archstone Multifamily Holdings I LLC	Delaware
164	Archstone Multifamily Holdings I LP	Delaware
165	Archstone Multifamily Holdings II (Borrower) GP LLC	Delaware
166	Archstone Multifamily Holdings II (Borrower) LP	Delaware
167	Archstone Multifamily Holdings II LP	Delaware
168	Archstone Multifamily Nominee (GP) LLC	Delaware
169	Archstone Multifamily Parallel Guarantor I LLC	Delaware
170	Archstone Multifamily Parallel Guarantor II LLC	Delaware
171	Archstone Multifamily Parallel Guarantor LLC	Delaware
172	Archstone Multifamily Principal LP	Delaware
173	Archstone Multifamily Series I Trust	Delaware
174	Archstone Multifamily Series II LLC	Delaware
175	Archstone Multifamily Series III LLC	Delaware
176	Archstone Multifamily Series IV LLC	Delaware
177	Archstone Multifamily Series IV Nominee (GP) LLC	Delaware
178	Archstone Multifamily Series IV Nominee LP	Delaware
179	Archstone Multifamily Series IV Principal LP	Delaware
180	Archstone National Gateway I LP	Delaware
181	Archstone National Gateway II GP LLC	Delaware
182	Archstone National Gateway II LP	Delaware
183	Archstone Near Northeast LLC	Delaware
184	Archstone New Development Holdings GP LLC	Delaware
185	Archstone New Development Holdings LP	Delaware
186	Archstone Nominee LP	Delaware
187	Archstone North Braeswood Mezz GP LLC	Delaware
188	Archstone North Braeswood Mezz LP	Delaware
189	Archstone Northcreek LLC	Delaware
190	Archstone Oakwood Boston LLC	Delaware
191	Archstone OC/SD JV Holdings LLC	Delaware

	Entity	Formation State
192	Archstone OC/SD JV LLC	Delaware
193	Archstone Palmetto Park LLC	Delaware
194	Archstone Palmetto Park Member LLC	Delaware
195	Archstone Parallel Residual JV 2, LLC	Delaware
196	Archstone Parallel Residual JV, LLC	Delaware
197	Archstone Playa Del Rey LLC	Delaware
198	Archstone Presidio View Member LLC	Delaware
199	Archstone Property Holdings GP LLC	Delaware
200	Archstone Property Holdings LLC	Delaware
201	Archstone Property Management LLC	Delaware
202	Archstone Real Estate Advisory Services GP LLC	Delaware
203	Archstone Real Estate Advisory Services LP	Delaware
204	Archstone Redmond Court LLC	Delaware
205	Archstone Redwood Shores LLC	Delaware
206	Archstone Residual JV, LLC	Delaware
207	Archstone Rincon Hill GP LLC	Delaware
208	Archstone Rincon Hill LP	Delaware
209	Archstone San Mateo Holdings LP	Delaware
210	Archstone San Norterra Member LLC	Delaware
211	Archstone Sausalito GP LLC	Delaware
212	Archstone Sausalito LP	Delaware
213	Archstone SellCo CM LLC	Delaware
214	Archstone Showplace Square LLC	Delaware
215	Archstone Smith Corporate Holdings LLC	Delaware
216	Archstone South Market GP LLC	Delaware
217	Archstone South Market LP	Delaware
218	Archstone South Market Mezz GP LLC	Delaware
219	Archstone South Market Mezz LP	Delaware
220	Archstone South San Francisco LLC	Delaware
221	Archstone Tempe (Scottsdale-Curry) LLC	Delaware
222	Archstone Tenside Member LLC	Delaware
223	Archstone Texas Land Holdings LLC	Delaware
224	Archstone Trademark JV, LLC	Delaware
225	Archstone VA Holdings 3 LLC	Delaware
226	Archstone Virginia Square Holdings LLC	Delaware
227	Archstone Vista Del Rey LLC	Delaware
228	Archstone Waterford Place LLC	Delaware
229	Archstone Westchester at Old Town GP LLC	Delaware
230	Archstone Westchester at Old Town LP	Delaware
231	Archstone Westside LLC	Delaware
232	Archstone-Futura Enclave LLC	Delaware
233	Archstone-Smith Unitholder Services LLC	Delaware
234	Argus Land Company, Inc.	Alabama
235	Arrington Place Condominium Association	Washington
236	Artery Northampton Limited Partnership	Maryland
237	ASN Bellevue LLC	Delaware
238	ASN Belltown LLC	Delaware
239	ASN CambridgePark LLC	Delaware
240	ASN Clinton Green Member LLC	Delaware

	Entity	Formation State
241	ASN Dupont Circle LLC	Delaware
242	ASN Emeryville LLC	Delaware
243	ASN Encinitas LLC	Delaware
244	ASN Europe Trading Incorporated	Delaware
245	ASN Europe Trading US Incorporated	Delaware
246	ASN Fairchase LLC	Delaware
247	ASN Fairchase Mezz LLC	Delaware
248	ASN Foundry LLC	Delaware
249	ASN Fox Plaza LLC	Delaware
250	ASN Fremont LLC	Delaware
251	ASN Hoboken I LLC	Delaware
252	ASN Hoboken II LLC	Delaware
253	ASN Holdings LLC	Delaware
254	ASN Kendall Square LLC	Delaware
255	ASN Key West LLC	Delaware
256	ASN Lake Mendota Investments LLC	Delaware
257	ASN Marina LLC	Delaware
258	ASN Monument Park LLC	Delaware
259	ASN Murray Hill LLC	Delaware
260	ASN Northgate, LLC	Delaware
261	ASN Park Essex LLC	Delaware
262	ASN Quarry Hills LLC	Delaware
263	ASN Redmond Park LLC	Delaware
264	ASN San Mateo GP LLC	Delaware
265	ASN San Mateo Holdings GP LLC	Delaware
266	ASN San Mateo LP	Delaware
267	ASN Santa Clara GP LLC	Delaware
268	ASN Santa Clara LP	Delaware
269	ASN Santa Clara Mezz GP LLC	Delaware
270	ASN Santa Clara Mezz LP	Delaware
271	ASN Santa Monica GP LLC	Delaware
272	ASN Santa Monica LP	Delaware
273	ASN Santa Monica Mezz GP LLC	Delaware
274	ASN Santa Monica Mezz LP	Delaware
275	ASN Seattle LLC	Delaware
276	ASN Technologies, Inc.	Delaware
277	ASN Ventura Four LLC	Delaware
278	ASN Ventura LLC	Delaware
279	ASN Ventura Two LLC	Delaware
280	ASN Warner Center LLC	Delaware
281	ASN Watertown LLC	Delaware
282	ASN Westmont LLC	Delaware
283	ASN Wisconsin Place (Residential) LLC	Delaware
284	ASN Wisconsin Place (Retail) LLC	Delaware
285	Balaton Condominium, LLC	Delaware
286	Barcelona Condominium, LLC	Delaware
287	BEL Residential Properties Trust	Maryland
288	BEL-EQR II Limited Partnership	Illinois
289	BEL-EQR II, L.L.C.	Delaware

	Entity	Formation State
290	Brookside Place Associates, L.P.	California
291	Brookside Place G.P. Corp.	Delaware
292	Buena Vista Place Associates	Florida
293	Canterbury Apartments SPE, LLC	Delaware
294	Canterbury Apartments, L.L.C.	Maryland
295	Canyon Creek Village Associates, L.P.	California
296	Canyon Creek Village G.P. Corp.	Delaware
297	Capital Mezz LLC	Delaware
298	CAPREIT Clarion Limited Partnership	Georgia
299	CAPREIT Creekwood Limited Partnership	North Carolina
300	CAPREIT Garden Lake Limited Partnership	Georgia
301	CAPREIT Hidden Oaks Limited Partnership	North Carolina
302	CAPREIT Highland Grove Limited Partnership	Georgia
303	CAPREIT Mariner's Wharf Limited Partnership	Florida
304	CAPREIT Silver Springs Limited Partnership	Florida
305	CAPREIT Westwood Pines Limited Partnership	Florida
306	CAPREIT Woodcrest Villa Limited Partnership	Michigan
307	Carrollwood Place Limited Partnership	Texas
308	Cedar Crest General Partnership	Illinois
309	Centerpoint Apartment Associates, Ltd.	Alabama
310	Charles River Park "D" Company	Massachusetts
311	Chinatown Gateway, L.L.C.	Delaware
312	Clinton Green Company LLC	Delaware
313	Clinton Green Condo LLC	Delaware
314	Clinton Green Holdings LLC	Delaware
315	Cobblestone Village Community Rentals, L.P.	California
316	Cobblestone Village G.P. Corp.	Delaware
317	Country Club Associates Limited Partnership	Maryland
318	Country Club Condominium, L.L.C.	Delaware
319	Country Oaks Associates, L.P.	California
320	Country Oaks G.P. Corp.	Delaware
321	Country Ridge General Partnership	Illinois
322	CRICO of Fountain Place Limited Partnership	Minnesota
323	CRICO of Ocean Walk Limited Partnership	Florida
324	Crowntree Lee Vista, L.L.C.	Delaware
325	CRP Service Company, L.L.C.	Delaware
326	CRSI SPV 103, Inc.	Delaware
327	CRSI SPV 30130, Inc.	Delaware
328	CRSI SPV 30150, Inc.	Delaware
329	CRSI SPV 30197, Inc.	Delaware
330	DB Master Accommodation LLC	Delaware
331	Deerfield Associates, L.P.	California
332	Deerfield G.P. Corp.	Delaware
333	DeWAG 1. Objektgesellschaft mbH	Germany
334	DeWAG 10. Objektgesellschaft B.V.	Germany
335	DeWAG 11. Objektgesellschaft B.V.	Germany
336	DeWAG 12. Objektgesellschaft mbH	Germany
337	DeWAG 13. Objektgesellschaft mbH	Germany
338	DeWAG 14. Objektgesellschaft B.V.	Germany

	Entity	Formation State
339	DeWAG 15. Objektgesellschaft B.V.	Germany
340	DeWAG 16. Objektgesellschaft B.V.	Germany
341	DeWAG 17. Objektgesellschaft B.V.	Germany
342	DeWAG 18. Objektgesellschaft B.V.	Germany
343	DeWAG 19. Objektgesellschaft B.V.	Germany
344	DeWAG 2. Objektgesellschaft mbH	Germany
345	DeWAG 20. Objektgesellschaft B.V.	Germany
346	DeWAG 21. Objektgesellschaft B.V.	Germany
347	DeWAG 22. Objektgesellschaft B.V.	Germany
348	DeWAG 23. Objektgesellschaft B.V.	Germany
349	DeWAG 24. Objektgesellschaft B.V.	Germany
350	DeWAG 25. Objektgesellschaft B.V.	Germany
351	DeWAG 3. Objektgesellschaft mbH	Germany
352	DeWAG 4. Objektgesellschaft mbH	Germany
353	DeWAG 9. Objektgesellschaft B.V.	Germany
354	DeWAG Capital GmbH	Germany
355	DeWAG Deutsch WohnAnlage GmbH	Germany
356	DeWAG Holdings B.V.	Germany
357	DeWAG Holdings GmbH	Germany
358	DeWAG Holdings II S.à r.l.	Germany
359	DeWAG Holdings S.à r.l.	Germany
360	DeWAG II-1. Objektgesellschaft B.V.	Germany
361	DeWAG II-2. Objektgesellschaft B.V.	Germany
362	DeWAG II-3. Objektgesellschaft B.V.	Germany
363	DeWAG II-4. Objektgesellschaft B.V.	Germany
364	DeWAG II-5. Objektgesellschaft B.V.	Germany
365	DeWAG II-6. Objektgesellschaft B.V.	Germany
366	DeWAG II-7. Objektgesellschaft B.V.	Germany
367	DeWAG JV Holdings 1 B.V.	Germany
368	DeWAG LT Holdings II S.à r.l.	Germany
369	DeWAG LT Holdings S.à r.l.	Germany
370	DeWAG Management GmbH	Germany
371	Duxford Insurance Company, LLC	Vermont
372	Duxford LLC	Delaware
373	E-Lodge Associates Limited Partnership	Illinois
374	EC-Alexandria, LLC	Delaware
375	EC-Arrington Place, LLC	Delaware
376	EC-Avon Place, LLC	Delaware
377	EC-Belle Arts, L.L.C.	Delaware
378	EC-Bordeaux, L.L.C.	Delaware
379	EC-Fairway Greens, L.L.C.	Delaware
380	EC-Grand Marquis, L.L.C.	Delaware
381	EC-Hamilton Villas GP, LLC	Delaware
382	EC-Hamilton Villas, LP	Delaware
383	EC-Martine, LLC	Delaware
384	EC-Milano Terrace, L.L.C.	Delaware
385	EC-Mission Verde, LLC	Delaware
386	EC-Mission Verde, LP	Delaware
387	EC-Pacific Cove, L.L.C.	Delaware

	Entity	Formation State
388	EC-Park Bloomingdale, L.L.C.	Delaware
389	EC-South Palm Place, L.L.C.	Delaware
390	EC-Tuscany Villas, L.L.C.	Delaware
391	ECH-GFR, Inc.	Ohio
392	Edgewater Community Rentals, L.P.	California
393	Edgewater G.P. Corp.	Delaware
394	EQR - Briarwood Limited Partnership	California
395	EQR - S & T, L.L.C.	Delaware
396	EQR (1999) Hampden Town Center LLC	Delaware
397	EQR (1999) Homestead LLC	Delaware
398	EQR (1999) Master Limited Liability Company	Delaware
399	EQR (1999) Towers LLC	Delaware
400	EQR (2000) Ballpark Lofts LLC	Delaware
401	EQR (2000) Concord LLC	Delaware
402	EQR (2000) Harbour Pointe LLC	Delaware
403	EQR (2000) Master Liability Company	Delaware
404	EQR Chase Knolls Lender LLC	Delaware
405	EQR Ironwood, L.L.C.	Delaware
406	EQR Marks A, L.L.C.	Delaware
407	EQR Marks B, L.L.C.	Delaware
408	EQR No. One Master Limited Partnership	Delaware
409	EQR No. Two Master Limited Partnership	Delaware
410	EQR/KB California RCI LLC	Delaware
411	EQR/Lincoln Fort Lewis Communities LLC	Delaware
412	EQR/Lincoln Guaranty Credit Limited Partnership	Delaware
413	EQR/Lincoln RCI Southeast LLC	Delaware
414	EQR-12th & Massachusetts, LLC	Delaware
415	EQR-140 Riverside, LLC	Delaware
416	EQR-1500 Mass, LLC	Delaware
417	EQR-160 Riverside, LLC	Delaware
418	EQR-175 Kent Avenue A, LLC	Delaware
419	EQR-175 Kent Avenue B, LLC	Delaware
420	EQR-180 Riverside, LLC	Delaware
421	EQR-228 West 71st, LLC	Delaware
422	EQR-2300 Elliott, LLC	Delaware
423	EQR-2400 Residential, L.L.C.	Delaware
424	EQR-320 Pine, LLC	Delaware
425	EQR-400 PAS, LLC	Delaware
426	EQR-401 Massachusetts, LLC	Delaware
427	EQR-41 West 86th, LLC	Delaware
428	EQR-425 Massachusetts, LLC	Delaware
429	EQR-4th & Hill GP LLC	Delaware
430	EQR-4th & Hill LP	Delaware
431	EQR-50 West 77th, LLC	Delaware
432	EQR-51 University, LLC	Delaware
433	EQR-600 Washington, L.L.C.	Delaware
434	EQR-71 Broadway, LLC	Delaware
435	EQR-722 W. Kennedy, LLC	Delaware
436	EQR-740 River Drive, L.L.C.	Delaware

	Entity	Formation State
437	EQR-Academy Village SPE, L.L.C.	Delaware
438	EQR-Academy Village, L.L.C.	Delaware
439	EQR-Acapella Pasadena GP, LLC	Delaware
440	EQR-Acapella Pasadena Limited Partnership	Delaware
441	EQR-Acheson Commons Limited Partnership	Delaware
442	EQR-Acheson Commons, LLC	Delaware
443	EQR-Acquisitions GP, LLC	Delaware
444	EQR-Acquisitions, LP	Delaware
445	EQR-Acton Berkeley Limited Partnership	Delaware
446	EQR-Acton Berkeley, LLC	Delaware
447	EQR-Alafaya Exchange, L.L.C.	Delaware
448	EQR-Alafaya, L.L.C.	Delaware
449	EQR-Alexan Terrace, L.L.C.	Delaware
450	EQR-Alexandria Orlando, L.L.C.	Delaware
451	EQR-Alexandria, L.L.C.	Delaware
452	EQR-Alcyone Apartments, LLC	Delaware
453	EQR-Alta Crest, L.L.C.	Delaware
454	EQR-Anaheim Limited Partnership	Delaware
455	EQR-Anaheim, LLC	Delaware
456	EQR-Arboretum, L.L.C.	Delaware
457	EQR-Arches Limited Partnership	Delaware
458	EQR-Arches, LLC	Delaware
459	EQR-Archstone TM Holder, LLC	Delaware
460	EQR-Arden Villas, L.L.C.	Delaware
461	EQR-ArtBHolder, L.L.C.	Delaware
462	EQR-ArtCapLoan, L.L.C.	Delaware
463	EQR-Artech Berkeley Limited Partnership	Delaware
464	EQR-Artech Berkeley LLC	Delaware
465	EQR-Artisan on Second Limited Partnership	Delaware
466	EQR-Artisan on Second, LLC	Delaware
467	EQR-Autumn River, L.L.C.	Delaware
468	EQR-Avanti, L.L.C.	Delaware
469	EQR-Avanti, L.P.	Delaware
470	EQR-Azure Creek, LLC	Delaware
471	EQR-Bachenheimer Berkeley Limited Partnership	Delaware
472	EQR-Bachenheimer Berkeley, LLC	Delaware
473	EQR-Back Bay Manor, LLC	Delaware
474	EQR-Barrington, L.L.C.	Delaware
475	EQR-Bay Hill Conversion, LLC	Delaware
476	EQR-Bay Hill, LP	Delaware
477	EQR-Bayview, LLC	Delaware
478	EQR-Beatrice A, LLC	Delaware
479	EQR-Beatrice B, LLC	Delaware
480	EQR-Beatrice C, LLC	Delaware
481	EQR-Beatrice D, LLC	Delaware
482	EQR-Beatrice E, LLC	Delaware
483	EQR-Beatrice F, LLC	Delaware
484	EQR-Beatrice G, LLC	Delaware
485	EQR-Beatrice H, LLC	Delaware

	Entity	Formation State
486	EQR-Beatrice I, LLC	Delaware
487	EQR-Bella Vista California GP, LLC	Delaware
488	EQR-Bella Vista California, LP	Delaware
489	EQR-Bella Vista, LLC	Delaware
490	EQR-Bellagio, L.L.C.	Delaware
491	EQR-Belle Fontaine Limited Partnership	Delaware
492	EQR-Belle Fontaine, LLC	Delaware
493	EQR-Bellevue Meadow GP Limited Partnership	Washington
494	EQR-Bellevue Meadow Limited Partnership	Washington
495	EQR-Bellevue Meadow, LLC	Delaware
496	EQR-Berkeleyan Berkeley Limited Partnership	Delaware
497	EQR-Berkeleyan Berkeley, LLC	Delaware
498	EQR-Bond Partnership	Georgia
499	EQR-Boynton I, L.L.C.	Delaware
500	EQR-Boynton II, L.L.C.	Delaware
501	EQR-Bradley Park, L.L.C.	Delaware
502	EQR-Braintree, L.L.C.	Delaware
503	EQR-Breton Hammocks Financing Limited Partnership	Illinois
504	EQR-Breton Hammocks Vistas, Inc.	Illinois
505	EQR-Briarwood GP Limited Partnership	California
506	EQR-Briarwood GP, LLC	Delaware
507	EQR-Broadway Towers, LLC	Delaware
508	EQR-Broadway Towers, LP	Delaware
509	EQR-Brookdale Village, L.L.C.	Delaware
510	EQR-BS Financing Limited Partnership	Illinois
511	EQR-Camellero Financing Limited Partnership	Illinois
512	EQR-Cape House I, LLC	Delaware
513	EQR-Cape House I, LP	Delaware
514	EQR-Cape House II, LLC	Delaware
515	EQR-Capital, LLC	Delaware
516	EQR-Carmel Terrace Vistas, Inc.	Illinois
517	EQR-Cascade II, LLC	Delaware
518	EQR-Cascade, LLC	Delaware
519	EQR-Cedar Ridge GP, L.L.C.	Delaware
520	EQR-Cedar Ridge Limited Partnership	Illinois
521	EQR-Cedar Springs, LLC	Delaware
522	EQR-Cedar Springs, LP	Delaware
523	EQR-Centennial Court, L.L.C.	Delaware
524	EQR-Centennial Tower, L.L.C.	Delaware
525	EQR-Chardonnay Park, L.L.C.	Delaware
526	EQR-Chase Oaks, LLC	Delaware
527	EQR-Chase Oaks, LP	Delaware
528	EQR-Chase, LLC	Delaware
529	EQR-Chelsea Square GP Limited Partnership	Washington
530	EQR-Chelsea Square Limited Partnership	Washington
531	EQR-Chelsea, LLC	Delaware
532	EQR-Cherry Hill, L.L.C.	Delaware
533	EQR-Chickasaw Crossing, Inc.	Illinois
534	EQR-Chickasaw Crossing, L.L.C.	Delaware

	Entity	Formation State
535	EQR-Chinatown Gateway, L.L.C.	Delaware
536	EQR-Church Corner, L.L.C.	Delaware
537	EQR-City Pointe Limited Partnership	Delaware
538	EQR-City Pointe, LLC	Delaware
539	EQR-Clarendon, LLC	Delaware
540	EQR-Cliffwalk, LLC	Delaware
541	EQR-Coachman Trails, L.L.C.	Delaware
542	EQR-Codelle, L.L.C.	Delaware
543	EQR-Connor, L.L.C.	Delaware
544	EQR-Continental Villas Financing Limited Partnership	Illinois
545	EQR-Country Club Lakes, L.L.C.	Delaware
546	EQR-Cypress Lake, L.L.C.	Delaware
547	EQR-Dania Beach Club, LLC	Delaware
548	EQR-Dartmouth Woods General Partnership	Illinois
549	EQR-Deer Creek, L.L.C.	Delaware
550	EQR-Deerwood Vistas, Inc.	Illinois
551	EQR-Del Lago Vistas, Inc.	Illinois
552	EQR-Del Mar Ridge GP, LLC	Delaware
553	EQR-Del Mar Ridge, LP	Delaware
554	EQR-District Holding, LLC	Delaware
555	EQR-Doral Financing Limited Partnership	Illinois
556	EQR-Dublin I, LLC	Delaware
557	EQR-Dulles, LLC	Delaware
558	EQR-Dupont Corcoran, LLC	Delaware
559	EQR-East 27th Street Apartments, LLC	Delaware
560	EQR-Element, LLC	Delaware
561	EQR-Eleve GP, LLC	Delaware
562	EQR-Eleve, LP	Delaware
563	EQR-Ellipse, LLC	Delaware
564	EQR-Emerald Place Financing Limited Partnership	Illinois
565	EQR-Encore Limited Partnership	Delaware
566	EQR-Encore, LLC	Delaware
567	EQR-Enterprise Holdings, LLC	Delaware
568	EQR-EOI Financing Limited Partnership	Illinois
569	EQR-Essex Place Financing Limited Partnership	Illinois
570	EQR-EWR GP, LLC	Delaware
571	EQR-EWR Holding, LP	Delaware
572	EQR-Exchange, LLC	Delaware
573	EQR-Eye Street, LLC	Delaware
574	EQR-Fairfax Corner, L.L.C.	Delaware
575	EQR-Fairfield, L.L.C.	Delaware
576	EQR-Fancap 2000A Limited Partnership	Illinois
577	EQR-Fancap 2000A, L.L.C.	Delaware
578	EQR-Fankey 2004 Limited Partnership	Illinois
579	EQR-Fankey 2004, L.L.C.	Delaware
580	EQR-Fanwell 2007 GP, LLC	Delaware
581	EQR-Fanwell 2007 Limited Partnership	Delaware
582	EQR-Fielders Crossing GP, L.L.C.	Delaware
583	EQR-Fielders Crossing Limited Partnership	Illinois

	Entity	Formation State
584	EQR-Fine Arts Berkeley Limited Partnership	Delaware
585	EQR-Fine Arts Berkeley, LLC	Delaware
586	EQR-Flatiron, LLC	Delaware
587	EQR-Flatlands, L.L.C.	Delaware
588	EQR-Foundry Member, LLC	Delaware
589	EQR-Fresca 2009 GP, LLC	Delaware
590	EQR-Fresca 2009 Limited Partnership	Delaware
591	EQR-Frewac 2008 GP, LLC	Delaware
592	EQR-Frewac 2008 Limited Partnership	Delaware
593	EQR-Gaia Berkeley Limited Partnership	Delaware
594	EQR-Gaia Berkeley, LLC	Delaware
595	EQR-Gallery Apartments Limited Partnership	Illinois
596	EQR-Gallery, L.L.C.	Delaware
597	EQR-Gateway at Malden Center, LLC	Delaware
598	EQR-Georgian Woods, L.L.C.	Delaware
599	EQR-Glendale, LLC	Delaware
600	EQR-GLO Apartments Limited Partnership	Delaware
601	EQR-GLO Apartments, LLC	Delaware
602	EQR-GLO Low Income Limited Partnership	Delaware
603	EQR-Governor's Place Financing Limited Partnership	Illinois
604	EQR-Grandview I GP Limited Partnership	Nevada
605	EQR-Grandview I Limited Partnership	Nevada
606	EQR-Grandview II GP Limited Partnership	Nevada
607	EQR-Grandview II Limited Partnership	Nevada
608	EQR-Hampshire Place Conversion, LLC	Delaware
609	EQR-Hampshire Place, LP	Delaware
610	EQR-Harbor Steps Member, L.L.C.	Delaware
611	EQR-Harbor Steps, L.L.C.	Delaware
612	EQR-Heritage Ridge, L.L.C.	Delaware
613	EQR-Heritage Ridge, L.P.	Delaware
614	EQR-Herndon, L.L.C.	Delaware
615	EQR-Heronfield, LLC	Delaware
616	EQR-HHC 1&2 GP, LLC	Delaware
617	EQR-HHC 1&2, LP	Delaware
618	EQR-HHC 3&4 GP, LLC	Delaware
619	EQR-HHC 3&4, LP	Delaware
620	EQR-Highlands Ranch, L.L.C.	Delaware
621	EQR-Highlands, LLC	Delaware
622	EQR-Hikari Apartments, LP	California
623	EQR-Hikari GP, LLC	Delaware
624	EQR-Hikari Landlord, LP	California
625	EQR-Hikari Low-Income, LP	Delaware
626	EQR-Hillside Limited Partnership	Delaware
627	EQR-Hillside, LLC	Delaware
628	EQR-Holding, LLC	Delaware
629	EQR-Holding, LLC2	Delaware
630	EQR-Hudson Crossing, LLC	Delaware
631	EQR-Hudson Pointe, L.L.C.	Delaware
632	EQR-Huntington Park Vistas, Inc.	Illinois

	Entity	Formation State
633	EQR-Hyattsville, LLC	Delaware
634	EQR-Ivory Wood, L.L.C.	Delaware
635	EQR-Joyce on Pentagon Row, LLC	Delaware
636	EQR-Kelvin Court, LLC	Delaware
637	EQR-Kings Colony, L.L.C.	Delaware
638	EQR-La Terrazza at Colma Station GP, LLC	Delaware
639	EQR-La Terrazza at Colma Station Limited Partnership	Delaware
640	EQR-Lake Underhill, L.L.C.	Delaware
641	EQR-Lakeshore at Preston, LLC	Illinois
642	EQR-Lawrence, L.L.C.	Delaware
643	EQR-Legacy Holdings JV Member, LLC	Delaware
644	EQR-Lexford Lender, L.L.C.	Delaware
645	EQR-Lexington Farm, L.L.C.	Delaware
646	EQR-Liberty Tower, LLC	Delaware
647	EQR-Lincoln Braintree, L.L.C.	Delaware
648	EQR-Lincoln Fairfax, L.L.C.	Delaware
649	EQR-Lincoln Laguna Clara L.P.	Delaware
650	EQR-Lincoln Santa Clara L.L.C.	Delaware
651	EQR-Lincoln Village I Vistas, Inc.	Illinois
652	EQR-Lincoln Village II Vistas, Inc.	Illinois
653	EQR-Lincoln Village III Vistas, Inc.	Illinois
654	EQR-Lindbergh Place, L.L.C.	Delaware
655	EQR-Lindley Limited Partnership	Delaware
656	EQR-Lindley, LLC	Delaware
657	EQR-Lodge (OK) GP Limited Partnership	Illinois
658	EQR-Lombard, L.L.C.	Delaware
659	EQR-Loudoun, L.L.C.	Delaware
660	EQR-LPC Urban Renewal North Pier, L.L.C.	New Jersey
661	EQR-Madison LLC	Delaware
662	EQR-Madison & Henry, L.L.C.	Delaware
663	EQR-Mantena, LLC	Delaware
664	EQR-Marina Bay Apartments, L.L.C.	Delaware
665	EQR-Marina Bay, L.L.C.	Delaware
666	EQR-Market Street Landing, LLC	Delaware
667	EQR-Market Village Conversion, LLC	Delaware
668	EQR-Market Village, LP	Delaware
669	EQR-Marks West, L.L.C.	Delaware
670	EQR-Martins Landing, L.L.C.	Delaware
671	EQR-Melrose, LLC	Delaware
672	EQR-Melrose, LP	Delaware
673	EQR-MET CA Financing Limited Partnership	Illinois
674	EQR-MHL McCaslin Hidden Lakes, LLC	Texas
675	EQR-Midtown 24, LLC	Delaware
676	EQR-Mill Creek II, LLC	Delaware
677	EQR-Mill Creek III, LLC	Delaware
678	EQR-Mill Creek, L.L.C.	Delaware
679	EQR-Millbrook I, L.L.C.	Delaware
680	EQR-Millikan Avenue GP, LLC	Delaware
681	EQR-Millikan Avenue, LP	Delaware

	Entity	Formation State
682	EQR-Miramar Lakes, L.L.C.	Delaware
683	EQR-Mission Bay Block 13 Limited Partnership	Delaware
684	EQR-Mission Bay Block 13, LLC	Delaware
685	EQR-Missions at Sunbow, L.L.C.	Delaware
686	EQR-Missouri, L.L.C.	Delaware
687	EQR-MLP 1, L.L.C.	Delaware
688	EQR-MLP 2, L.L.C.	Delaware
689	EQR-Moda, LLC	Delaware
690	EQR-Montclair Reserve, LLC	Delaware
691	EQR-Montclair, LLC	Delaware
692	EQR-Monte Viejo, L.L.C.	Delaware
693	EQR-Mosaic, L.L.C.	Delaware
694	EQR-Mountain Park Ranch, LLC	Delaware
695	EQR-Mountain Shadows GP Limited Partnership	Nevada
696	EQR-Mountain Shadows Limited Partnership	Nevada
697	EQR-MR McCaslin Riverhill, LLC	Texas
698	EQR-New Carlyle, LLC	Delaware
699	EQR-New Carlyle, LP	Delaware
700	EQR-NEW LLC	Delaware
701	EQR-NEW LLC3	Maryland
702	EQR-North Creek, L.L.C.	Delaware
703	EQR-North Ninth LLC	Delaware
704	EQR-North Pier, L.L.C.	Delaware
705	EQR-Northpark Limited Partnership	Delaware
706	EQR-Northpark, LLC	Delaware
707	EQR-Oak Mill, L.L.C.	Delaware
708	EQR-Oak Park Limited Partnership	Delaware
709	EQR-Oak, LLC	Delaware
710	EQR-Oaks at Falls Church, LLC	Delaware
711	EQR-Orchard Ridge Vistas, Inc.	Illinois
712	EQR-Oregon, L.L.C.	Delaware
713	EQR-Overlook Manor II, L.L.C.	Delaware
714	EQR-Pacific Place A, LLC	Delaware
715	EQR-Pacific Place A, LP	Delaware
716	EQR-Pacific Place B, LLC	Delaware
717	EQR-Pacific Place B, LP	Delaware
718	EQR-Pacific Place C, LLC	Delaware
719	EQR-Pacific Place C, LP	Delaware
720	EQR-Pacific Place, LLC	Delaware
721	EQR-Pacific Place, LP	Delaware
722	EQR-Palm Harbor, L.L.C.	Delaware
723	EQR-Palm Trace Landing, L.L.C.	Delaware
724	EQR-Paradise Pointe Vistas, Inc.	Illinois
725	EQR-Parallel Residual JV 2 Member, LLC	Delaware
726	EQR-Parc Vue, L.L.C.	Delaware
727	EQR-Park Place I General Partnership	Illinois
728	EQR-Park Place II General Partnership	Illinois
729	EQR-Park West (CA) Vistas, Inc.	Illinois
730	EQR-Parkside Limited Partnership	Texas

	Entity	Formation State
731	EQR-Peachtree A, L.L.C.	Delaware
732	EQR-Peachtree, L.L.C.	Delaware
733	EQR-Pegasus Apartments, LP	Delaware
734	EQR-Pembroke Bay, L.L.C.	Delaware
735	EQR-Perimeter Center, L.L.C.	Delaware
736	EQR-Pershing, LLC	Delaware
737	EQR-Phipps, L.L.C.	Delaware
738	EQR-Piedmont, L.L.C.	Delaware
739	EQR-Plantation Financing Limited Partnership	Illinois
740	EQR-Plantation, L.L.C.	Delaware
741	EQR-Portland Center, L.L.C.	Delaware
742	EQR-Prime, L.L.C.	Delaware
743	EQR-Promenade Terrace GP, LLC	Delaware
744	EQR-Promenade Terrace Limited Partnership	Delaware
745	EQR-Prospect Towers Phase II LLC	Delaware
746	EQR-QRS Highline Oaks, Inc.	Illinois
747	EQR-Ranch at Fossil Creek, L.L.C.	Delaware
748	EQR-Ranch at Fossil Creek, L.P.	Texas
749	EQR-Redmond Ridge, L.L.C.	Delaware
750	EQR-Redmond Way, LLC	Delaware
751	EQR-Regency Park, LLC	Delaware
752	EQR-Rehab Master GP, L.L.C.	Delaware
753	EQR-Rehab Master Limited Partnership	Delaware
754	EQR-Renaissance Villas Limited Partnership	Delaware
755	EQR-Renaissance Villas, LLC	Delaware
756	EQR-Reserve Square Limited Partnership	Illinois
757	EQR-Residual JV Member, LLC	Delaware
758	EQR-Retail Marks, L.L.C.	Delaware
759	EQR-Rianna I, LLC	Delaware
760	EQR-Rianna II, LLC	Delaware
761	EQR-RID SP, L.L.C.	Delaware
762	EQR-River Park Limited Partnership	Illinois
763	EQR-Riverpark, LLC	Delaware
764	EQR-Riverside Corp.	Delaware
765	EQR-Riverside Market, L.L.C.	Delaware
766	EQR-Rivertower A, LLC	Delaware
767	EQR-Rivertower B, LLC	Delaware
768	EQR-Rivertower C, LLC	Delaware
769	EQR-Rivertower D, LLC	Delaware
770	EQR-Rivertower E, LLC	Delaware
771	EQR-Rivertower, LLC	Delaware
772	EQR-Riverview Condos, L.L.C.	Delaware
773	EQR-Sage, LLC	Delaware
774	EQR-Sakura Apartments, LP	California
775	EQR-Sakura GP, LLC	Delaware
776	EQR-Sakura Landlord, LP	California
777	EQR-Sakura Low-Income, LP	Delaware
778	EQR-Sawgrass Cove Vistas, Inc.	Illinois
779	EQR-Scarborough Square, L.L.C.	Delaware

	Entity	Formation State
780	EQR-Seattle Member LLC	Delaware
781	EQR-Second and Pine II, LLC	Delaware
782	EQR-Second and Pine, LLC	Delaware
783	EQR-Shadow Creek, L.L.C.	Delaware
784	EQR-Siena Terrace, LP	Delaware
785	EQR-Silver Spring Gateway Residential, LLC	Delaware
786	EQR-Silver Spring Gateway, LLC	Delaware
787	EQR-Silver Spring Residential Associates, LLC	Delaware
788	EQR-Skylark Limited Partnership	Delaware
789	EQR-Skyline Terrace Limited Partnership	Delaware
790	EQR-Skyline Terrace, LLC	Delaware
791	EQR-Skyline Towers Member, LLC	Delaware
792	EQR-Skyline Towers, L.L.C.	Delaware
793	EQR-Skyview GP, LLC	Delaware
794	EQR-Skyview, LP	Delaware
795	EQR-Smoketree, LLC	Delaware
796	EQR-Sombra 2008 GP, LLC	Delaware
797	EQR-Sombra 2008 Limited Partnership	Delaware
798	EQR-South Plainfield I, L.P.	Delaware
799	EQR-South Plainfield, L.L.C.	Delaware
800	EQR-Southwood GP Limited Partnership	California
801	EQR-Southwood Limited Partnership	California
802	EQR-Southwood LP I Limited Partnership	California
803	EQR-Southwood LP II Limited Partnership	California
804	EQR-Square One LLC	Delaware
805	EQR-Stonelake GP, L.L.C.	Delaware
806	EQR-Stonelake Limited Partnership	Illinois
807	EQR-Stoneleigh A, L.L.C.	Delaware
808	EQR-Stoneleigh B, L.L.C.	Delaware
809	EQR-Stoney Ridge SPE, L.L.C.	Delaware
810	EQR-Stoney Ridge, L.L.C.	Delaware
811	EQR-Stonybrook, L.L.C.	Delaware
812	EQR-Summer Creek, L.L.C.	Delaware
813	EQR-Sunrise Developer, LLC	Delaware
814	EQR-Sunrise Member, LLC	Delaware
815	EQR-Surrey Downs GP Limited Partnership	Washington
816	EQR-Surrey Downs Limited Partnership	Washington
817	EQR-Surrey Downs LP Limited Partnership	California
818	EQR-Surrey Downs, LLC	Delaware
819	EQR-SWN Line Financing Limited Partnership	Illinois
820	EQR-SWN Line Vistas, Inc.	Illinois
821	EQR-Talleyrand, L.L.C.	Delaware
822	EQR-Tallman, LLC	Delaware
823	EQR-Tanasbourne Terrace Financing Limited Partnership	Illinois
824	EQR-Teresina Limited Partnership	Delaware
825	EQR-Teresina, LLC	Delaware
826	EQR-Terraces Limited Partnership	Delaware
827	EQR-Terraces, LLC	Delaware
828	EQR-The Ashton Limited Partnership	Delaware

	Entity	Formation State
829	EQR-The Carlyle, L.L.C.	Delaware
830	EQR-The Hesby LLC	Delaware
831	EQR-The Hesby LP	Delaware
832	EQR-The Lakes at Vinings, L.L.C.	Delaware
833	EQR-The Oaks, LLC	Delaware
834	EQR-The Palms, L.L.C.	Delaware
835	EQR-The Retreat, L.L.C.	Delaware
836	EQR-The Ridge, L.L.C.	Delaware
837	EQR-The Waterford at Orange Park, Inc.	Illinois
838	EQR-The Waterford at Orange Park, L.L.C.	Delaware
839	EQR-Timberwood GP Limited Partnership	Colorado
840	EQR-Timberwood Limited Partnership	Colorado
841	EQR-Toscana Apartments, LP	Delaware
842	EQR-Touriel Berkeley Limited Partnership	Delaware
843	EQR-Touriel Berkeley, LLC	Delaware
844	EQR-Town Square at Millbrook, LLC	Delaware
845	EQR-Townhomes of Meadowbrook, L.L.C.	Delaware
846	EQR-Townhouse Gardens, LLC	Delaware
847	EQR-Townhouse Gardens, LP	Delaware
848	EQR-Townhouse Plaza, LLC	Delaware
849	EQR-Townhouse Plaza, LP	Delaware
850	EQR-Turnberry Isle, LLC	Delaware
851	EQR-Turnberry, L.L.C.	Delaware
852	EQR-Turnberry, LP	Delaware
853	EQR-Turtle Run, L.L.C.	Delaware
854	EQR-Uptown Square, L.L.C.	Delaware
855	EQR-Urban Renewal 77 Hudson Street, L.L.C.	New Jersey
856	EQR-Urban Renewal Jersey City, L.L.C.	New Jersey
857	EQR-Uwajimaya Village, L.L.C.	Delaware
858	EQR-Valencia, L.L.C.	Delaware
859	EQR-Valley Park South Financing Limited Partnership	Illinois
860	EQR-Vantage Pointe Limited Partnership	Delaware
861	EQR-Vantage Pointe, LLC	Delaware
862	EQR-Veloce, LLC	Delaware
863	EQR-Versailles Limited Partnership	Delaware
864	EQR-Versailles, LLC	Delaware
865	EQR-Victor, L.L.C.	Delaware
866	EQR-Victor, L.P.	Delaware
867	EQR-Villa Serenas Successor Borrower, L.L.C.	Delaware
868	EQR-Villa Solana Vistas, Inc.	Illinois
869	EQR-Village at Lakewood, LLC	Delaware
870	EQR-Villas of Josey Ranch GP, L.L.C.	Delaware
871	EQR-Vinings at Ashley Lake, L.L.C.	Delaware
872	EQR-Vintage I, L.P.	Delaware
873	EQR-Vintage II, L.L.C.	Delaware
874	EQR-Virginia, L.L.C.	Delaware
875	EQR-Vista del Lago, LLC	Delaware
876	EQR-Vista del Lago, LP	Delaware
877	EQR-Vista Developer, LP	Delaware

	Entity	Formation State
878	EQR-Vista Member, LLC	Delaware
879	EQR-Vistas Courthouse, LLC	Delaware
880	EQR-Walden Park, LLC	Delaware
881	EQR-Warwick, L.L.C.	Delaware
882	EQR-Washington, L.L.C.	Delaware
883	EQR-Waterfall, L.L.C.	Delaware
884	EQR-Waterford Place, L.L.C.	Delaware
885	EQR-Watermarke I, LLC	Delaware
886	EQR-Watermarke II, LLC	Delaware
887	EQR-Waterside, L.L.C.	Delaware
888	EQR-Waterways, L.L.C.	Delaware
889	EQR-Watson General Partnership	Illinois
890	EQR-Wellfan 2008 GP, LLC	Delaware
891	EQR-Wellfan 2008 Limited Partnership	Delaware
892	EQR-Wellington Green, L.L.C.	Delaware
893	EQR-Wellington Hill Financing Limited Partnership	Illinois
894	EQR-Wellington, L.L.C.	Delaware
895	EQR-West Coast Portfolio GP, LLC	Delaware
896	EQR-West Seattle, LLC	Delaware
897	EQR-Westfield Village, L.L.C.	Delaware
898	EQR-Westgate Pasadena II, LP	Delaware
899	EQR-Westport, L.L.C.	Delaware
900	EQR-Whisper Creek, L.L.C.	Delaware
901	EQR-Willard, LLC	Delaware
902	EQR-Windemere, LLC	Delaware
903	EQR-Windsor at Fair Lakes, L.L.C.	Delaware
904	EQR-Winston, LLC	Delaware
905	EQR-Woodland Park A Limited Partnership	Delaware
906	EQR-Woodland Park A, LLC	Delaware
907	EQR-Woodland Park B Limited Partnership	Delaware
908	EQR-Woodland Park B, LLC	Delaware
909	EQR-Woodland Park C Limited Partnership	Delaware
910	EQR-Woodland Park C, LLC	Delaware
911	EQR-Woodland Park Limited Partnership	Delaware
912	EQR-Woodland Park, LLC	Delaware
913	EQR-Woodleaf Apartments GP, LLC	Delaware
914	EQR-Woodleaf Apartments, LP	Delaware
915	EQR-Woodridge I GP Limited Partnership	Colorado
916	EQR-Woodridge I Limited Partnership	Colorado
917	EQR-Woodridge II GP Limited Partnership	Colorado
918	EQR-Woodridge II Limited Partnership	Colorado
919	EQR-Woodridge III Limited Partnership	Colorado
920	EQR-Woodridge, L.L.C.	Delaware
921	EQR-Worldgate, LLC	Delaware
922	EQR-Wyndridge II, L.L.C.	Delaware
923	EQR-Wyndridge III, L.L.C.	Delaware
924	EQR-Yorktowne Financing Limited Partnership	Illinois
925	EQR-Zurich, L.L.C.	Delaware
926	Equity Corporate Housing, Inc.	Ohio

	Entity	Formation State
927	Equity Marina Bay Phase II, L.L.C.	Delaware
928	Equity Residential Condominiums, LLC	Delaware
929	Equity Residential Foundation	Illinois
930	Equity Residential Management, L.L.C.	Delaware
931	Equity Residential Mortgage Holding Corp.	Delaware
932	Equity Residential Properties Management Corp.	Delaware
933	Equity Residential Properties Management Corp. II	Delaware
934	Equity Residential Properties Management Corp. Protective Trust II	Delaware
935	Equity Residential REIT Services Inc.	Delaware
936	Equity Residential Services II, LLC	Illinois
937	Equity Residential Services, L.L.C.	Delaware
938	Equity-Lodge Venture Limited Partnership	Illinois
939	Equity-Tasman Apartments LLC	Delaware
940	ERP Holding Co., Inc.	Delaware
941	ERP Operating Limited Partnership	Illinois
942	ERP-New England Program, L.L.C.	Delaware
943	ERP-QRS Arbors, Inc.	Illinois
944	ERP-QRS BS, Inc.	Illinois
945	ERP-QRS Cedar Ridge, Inc.	Illinois
946	ERP-QRS Country Club I, Inc.	Illinois
947	ERP-QRS Country Club II, Inc.	Illinois
948	ERP-QRS Country Ridge, Inc.	Illinois
949	ERP-QRS CPRT II, Inc.	Illinois
950	ERP-QRS CPRT, Inc.	Illinois
951	ERP-QRS Emerald Place, Inc.	Illinois
952	ERP-QRS Essex Place, Inc.	Illinois
953	ERP-QRS Fairfield, Inc.	Illinois
954	ERP-QRS Flatlands, Inc.	Illinois
955	ERP-QRS Georgian Woods Annex, Inc.	Illinois
956	ERP-QRS Glenlake Club, Inc.	Illinois
957	ERP-QRS Grove L.P., Inc.	Illinois
958	ERP-QRS Lincoln, Inc.	Delaware
959	ERP-QRS Lodge (OK), Inc.	Illinois
960	ERP-QRS Magnum, Inc.	Illinois
961	ERP-QRS MET CA, Inc.	Illinois
962	ERP-QRS Northampton I, Inc.	Illinois
963	ERP-QRS Sonterra at Foothills Ranch, Inc.	Illinois
964	ERP-QRS SWN Line, Inc.	Illinois
965	ERP-QRS Towne Centre III, Inc.	Illinois
966	ERP-QRS Towne Centre IV, Inc.	Illinois
967	ERP-Southeast Properties, L.L.C.	Georgia
968	ET 400 PAS, LLC	Delaware
969	Evans Withycombe Finance Partnership, L.P.	Delaware
970	Evans Withycombe Management, Inc.	Arizona
971	Evans Withycombe Residential, L.P.	Delaware
972	Feather River Community Rentals, L.P.	California
973	Feather River G.P. Corp.	Delaware
974	Florida Partners G.P.	Illinois
975	Fort Lewis SPE, Inc.	Delaware

	Entity	Formation State
976	Four Lakes Condominium II, LLC	Delaware
977	Four Lakes Condominium III, LLC	Delaware
978	Four Lakes Condominium IV, LLC	Delaware
979	Four Lakes Condominium V, L.L.C.	Delaware
980	Four Lakes Condominium, LLC	Delaware
981	Fox Ridge Associates, L.P.	California
982	Fox Ridge G.P. Corp.	Delaware
983	Foxwoodburg Associates, L.L.C.	Delaware
984	GC Hessian Hills Associates, L.P.	Delaware
985	GC Hessian Hills, L.P.	Delaware
986	GC Pembroke Associates, L.P.	Delaware
987	GC Southeast Partners, L.P.	Delaware
988	GC Spring Lake Manor Associates, L.P.	Delaware
989	GC Three Chopt West Associates, L.P.	Delaware
990	GC Three Chopt West, L.P.	Delaware
991	GC Townhouse Associates, L.P.	Delaware
992	GC Townhouse, L.P.	Delaware
993	GC Twin Gates East Associates, L.P.	Delaware
994	GC Twin Gates East, L.P.	Delaware
995	GC Will-O-Wisp Arms Associates, L.P.	Delaware
996	GC Will-O-Wisp Arms, L.P.	Delaware
997	Geary Courtyard Associates	California
998	Georgian Woods Annex Associates	Maryland
999	Glenlake Club Limited Partnership	Illinois
1000	Governor's Green I Trust	Delaware
1001	Governor's Green II Trust	Delaware
1002	Governor's Green III Trust	Delaware
1003	GPT-929 House, LLC	Delaware
1004	GPT-Abington Glen, LLC	Delaware
1005	GPT-Abington Land, LLC	Delaware
1006	GPT-Acton, LLC	Delaware
1007	GPT-Briar Knoll, LLC	Delaware
1008	GPT-CC, LLC	Delaware
1009	GPT-Cedar Glen, LLC	Delaware
1010	GPT-CG, LLC	Delaware
1011	GPT-Chestnut Glen, LLC	Delaware
1012	GPT-Conway Court, LLC	Delaware
1013	GPT-East Haven, LLC	Delaware
1014	GPT-East Providence, LLC	Delaware
1015	GPT-Enfield, LLC	Delaware
1016	GPT-Glen Grove, LLC	Delaware
1017	GPT-Glen Meadow, LLC	Delaware
1018	GPT-GOF II, LLC	Delaware
1019	GPT-Gosnold Grove, LLC	Delaware
1020	GPT-GPIII, LLC	Delaware
1021	GPT-Heritage Green, LLC	Delaware
1022	GPT-HG, LLC	Delaware
1023	GPT-High Meadow, LLC	Delaware
1024	GPT-Highland Glen, LLC	Delaware

	Entity	Formation State
1025	GPT-Jaclen Tower, LLC	Delaware
1026	GPT-Longfellow Glen, LLC	Delaware
1027	GPT-Nehoiden Glen, LLC	Delaware
1028	GPT-Noonan Glen, LLC	Delaware
1029	GPT-Norton Glen, LLC	Delaware
1030	GPT-Old Mill Glen, LLC	Delaware
1031	GPT-Phillips Park, LLC	Delaware
1032	GPT-RG Amherst, LLC	Delaware
1033	GPT-RG Fall River, LLC	Delaware
1034	GPT-RG Milford, LLC	Delaware
1035	GPT-RG, LLC	Delaware
1036	GPT-Rockingham Glen, LLC	Delaware
1037	GPT-SHG, LLC	Delaware
1038	GPT-Sturbridge, LLC	Delaware
1039	GPT-Summer Hill Glen, LLC	Delaware
1040	GPT-Webster Green, LLC	Delaware
1041	GPT-West Springfield, LLC	Delaware
1042	GPT-Westfield, LLC	Delaware
1043	GPT-Westwood Glen, LLC	Delaware
1044	GPT-WG, LLC	Delaware
1045	GPT-WILG, LLC	Delaware
1046	GPT-Wilkens Glen, LLC	Delaware
1047	GPT-Winchester Wood, LLC	Delaware
1048	GPT-Windsor, LLC	Delaware
1049	GR-Cedar Glen, LP	Delaware
1050	GR-Conway Court, L.P.	Delaware
1051	GR-Farmington Summit, LLC	Delaware
1052	GR-Heritage Court, L.L.C.	Delaware
1053	GR-Highland Glen, L.P.	Delaware
1054	GR-Northeast Apartments Associates, LLC	Delaware
1055	GR-Rockingham Glen, L.P.	Delaware
1056	GR-Summer Hill Glen, L.P.	Delaware
1057	GR-Westwood Glen, L.P.	Delaware
1058	GR-Wilkens Glen, L.P.	Delaware
1059	Grand Oasis Condominium, L.L.C.	Delaware
1060	GranTree Corporation	Oregon
1061	Greenfield Village Association, Inc.	Connecticut
1062	Greentree Apartments Limited Partnership	Maryland
1063	Greenwich Woods Associates Limited Partnership	Maryland
1064	Greenworks Renewable Energy, LLC	Delaware
1065	Grove Development LLC	Delaware
1066	Grove Operating, L.P.	Delaware
1067	Grove Rocky Hill, L.L.C.	Delaware
1068	Guilford Company, Inc.	Alabama
1069	Hessian Hills Apartment Associates Ltd.	Alabama
1070	HEW SUB LLC	New York
1071	HEW-RAD Realty Corp.	New York
1072	Hidden Lake Associates, L.P.	California
1073	Hidden Lake G.P. Corp.	Delaware

	Entity	Formation State
1074	Hunter's Glen General Partnership	Illinois
1075	Kelvin Court Limited Partnership	Delaware
1076	Kingsport Apartments, L.L.C.	Virginia
1077	Lake Mendota Investments LLC	Delaware
1078	Lakeview Community Rentals, L.P.	California
1079	Lakeview G.P. Corp.	Delaware
1080	Lakewood Community Rentals G.P. Corp.	Delaware
1081	Lakewood Community Rentals, L.P.	California
1082	Landon Legacy Partners Limited	Texas
1083	Landon Prairie Creek Partners Limited	Texas
1084	Lantern Cove Associates, L.P.	California
1085	Lantern Cove G.P. Corp.	Delaware
1086	Lawrence Downtown Holdings, LLC	Delaware
1087	Lawrence Street Borrower, LLC	Delaware
1088	Lawrence Street Partners, LLC	Delaware
1089	Legacy Holdings JV, LLC	Delaware
1090	Lenox Place Limited Partnership	Texas
1091	Lewis-McChord Communities, LLC	Delaware
1092	Lexford GP III, LLC	Florida
1093	Lexford Guilford GP, LLC	Ohio
1094	Lexford Guilford, Inc.	Ohio
1095	Lexford Partners, L.L.C.	Ohio
1096	Lexford Properties, L.P.	Ohio
1097	Lincoln Herndon Residential LLC	Delaware
1098	Lincoln Maples Associates LLC	Delaware
1099	Linear Park, Inc.	California
1100	LMI Cheshire Bridge LLC	Delaware
1101	LMI Pembroke Landings LLC	Delaware
1102	LMI Preston Park LLC	Delaware
1103	LMI Riverbend LLC	Delaware
1104	LMI Rosemont LLC	Delaware
1105	LMI Windward Park LLC	Delaware
1106	Lofts 590 LLC	Delaware
1107	Longview Place, LLC	Delaware
1108	Meridian Guilford BGP Corporation	Delaware
1109	Meridian Guilford CGP Corporation	Delaware
1110	Meridian Guilford NLPGP Corporation	Delaware
1111	Meridian Guilford PGP Corporation	Delaware
1112	Merry Land DownREIT I LP	Georgia
1113	Mesa del Oso Associates, L.P.	California
1114	Mesa del Oso G.P. Corp.	Delaware
1115	Mission Verde Condominium Homeowners Association	California
1116	ML North Carolina Apartments LP	Georgia
1117	ML Tennessee Apartments LP	Georgia
1118	Move, Inc.	Delaware
1119	Mozaic Loan Acquisition, LP	Delaware
1120	Multifamily Portfolio LP Limited Partnership	Delaware
1121	Multifamily Portfolio Partners, Inc.	Delaware
1122	NHP-HS Four, Inc.	Delaware

	Entity	Formation State
1123	Ninth Avenue and 38th Street, L.L.C.	Delaware
1124	North Pier L.L.C.	Delaware
1125	Oak Mill II Apartments, L.L.C.	Maryland
1126	Oaks at Baymeadows Associates	Florida
1127	OEC Holdings LLC	Delaware
1128	Old Redwoods LLC	Delaware
1129	PHS SUB LLC	New York
1130	PHS-HEW SUB LLC	New York
1131	Pines Whisper, LLC	Florida
1132	Pointe East Condominium, LLC	Delaware
1133	Port Royale Holdings, LLC	Delaware
1134	Prince George's Metro Apartments, LLC	Delaware
1135	PSH Realty Corp.	New York
1136	Purcel Woodward and Ames, L.L.C.	New York
1137	QRS-740 River Drive, Inc.	Illinois
1138	QRS-Arboretum, Inc.	Illinois
1139	QRS-ArtCapLoan, Inc.	Illinois
1140	QRS-Bond, Inc.	Illinois
1141	QRS-Chardonnay Park, Inc.	Illinois
1142	QRS-Codelle, Inc.	Illinois
1143	QRS-Connor, Inc.	Illinois
1144	QRS-Cove, Inc.	Illinois
1145	QRS-Employer, Inc.	Delaware
1146	QRS-Fancap 2000A, Inc.	Illinois
1147	QRS-Fernbrook, Inc.	Illinois
1148	QRS-Greentree I, Inc.	Illinois
1149	QRS-LLC, Inc.	Illinois
1150	QRS-Marks A, Inc.	Illinois
1151	QRS-Marks B, Inc.	Illinois
1152	QRS-North Hill, Inc.	Illinois
1153	QRS-RWE, Inc.	Texas
1154	QRS-Scarborough, Inc.	Illinois
1155	QRS-Siena Terrace, Inc.	Illinois
1156	QRS-Summit Center, Inc.	Illinois
1157	QRS-Towers at Portside, Inc.	Illinois
1158	QRS-Townhomes of Meadowbrook, Inc.	Illinois
1159	QRS-Vinings at Ashley Lake, Inc.	Illinois
1160	QRS-Warwick, Inc.	Illinois
1161	QRS-Waterfall, Inc.	Illinois
1162	Ravenwood Associates Ltd.	Alabama
1163	Redwood Shores Owners Association	California
1164	Reserve Square, Inc.	Ohio
1165	Residential Insurance Agency, LLC	Delaware
1166	Residential Insurance Agency, LLC	Ohio
1167	Riverpark Redmond Condominium Association	Washington
1168	River's Bend of Windsor Condominium Association, Inc.	Connecticut
1169	Rosehill Pointe General Partnership	Illinois
1170	San Norterra Apartments LLC	Delaware
1171	Sarasota Beneva Place Associates, Ltd.	Florida

	Entity	Formation State
1172	Scarborough Associates	Maryland
1173	Schooner Bay I Associates, L.P.	California
1174	Schooner Bay I G.P. Corp.	Delaware
1175	Schooner Bay II Associates, L.P.	California
1176	Schooner Bay II G.P. Corp.	Delaware
1177	Seagull Drive Joint Venture	Florida
1178	Second Country Club Associates Limited Partnership	Maryland
1179	Second Georgian Woods Limited Partnership	Maryland
1180	Sheffield Apartments, L.L.C.	Virginia
1181	Smith Property Holdings 4411 Connecticut LLC	Delaware
1182	Smith Property Holdings Alban Towers LLC	Delaware
1183	Smith Property Holdings Columbia Road LP	Delaware
1184	Smith Property Holdings Cronin's Landing LP	Delaware
1185	Smith Property Holdings Crystal Towers LP	Delaware
1186	Smith Property Holdings One LP	Delaware
1187	Smith Property Holdings Parc Vista LLC	Delaware
1188	Smith Property Holdings Seven LP	Delaware
1189	Smith Property Holdings Six (D.C.) LP	Delaware
1190	Smith Property Holdings Three (D.C.) LP	Delaware
1191	Smith Property Holdings Three LP	Delaware
1192	Smith Property Holdings Two (D.C.) LP	Delaware
1193	Smith Property Holdings Van Ness LP	Delaware
1194	Smith Property Holdings Water Park Towers LLC	Delaware
1195	Smith Property Holdings Wilson LLC	Delaware
1196	Smith Realty Company	Delaware
1197	Songbird General Partnership	Illinois
1198	South Shore Associates, L.P.	California
1199	South Shore G.P. Corp.	Delaware
1200	Springbrook Land, L.L.C.	Delaware
1201	Squaw Peak Condominium, L.L.C.	Delaware
1202	Sub Fund A	Luxembourg
1203	Sub Fund B	Luxembourg
1204	Sub Fund C	Luxembourg
1205	Sub Fund II A	Luxembourg
1206	Sub Fund II B	Luxembourg
1207	Sub Fund II C	Luxembourg
1208	Summit Center, LLC	Florida
1209	Sunny Oak Village General Partnership	Illinois
1210	Sunrise Village Development, LLC	Delaware
1211	Sunrise Village Joint Venture, LLC	Delaware
1212	Tanglewood Apartments, L.L.C.	Virginia
1213	The Cleo Homeowners' Association	California
1214	The Crossings Associates	Florida
1215	The Gates of Redmond, L.L.C.	Washington
1216	The Landings Holding Company, L.L.C.	New Jersey
1217	The Landings Urban Renewal Company, L.L.C.	New Jersey
1218	The Veridian at Silver Spring Metro Owners Association, Inc.	Maryland
1219	Third Greentree Associates Limited Partnership	Maryland
1220	Tierra Antigua Associates, L.P.	California

	Entity	Formation State
1221	Tierra Antigua G.P. Corp.	Delaware
1222	Towers at Portside Urban Renewal Company, L.L.C.	New Jersey
1223	Townhouse Apartment Associates, Ltd.	Alabama
1224	TSP Wega Vermoegensverwaltungs GmbH & Co. KG	Germany
1225	TSP Wega Verwaltungs GmbH	Germany
1226	Twin Gates Apartments Associates Ltd.	Alabama
1227	Venetian Condominium, L.L.C.	Delaware
1228	Verona Condominium, L.L.C.	Delaware
1229	Vinings Club at Metrowest Limited Partnership	Texas
1230	Vista Montana Park Apartments Holdings, LLC	Delaware
1231	Vista Montana Park Homes LLC	Delaware
1232	Wadlington Investments General Partnership	Illinois
1233	Wadlington, Inc.	Illinois
1234	Waterfield Square I Associates, L.P.	California
1235	Waterfield Square I G.P. Corp.	Delaware
1236	Waterfield Square II Associates, L.P.	California
1237	Waterfield Square II G.P. Corp.	Delaware
1238	Watermarke Associates	Delaware
1239	Waterton Tenside Holdings LLC	Delaware
1240	Wellsford Marks B Corp.	Colorado
1241	Wellsford San Tropez Corporation	Arizona
1242	Wellsford Warwick Corp.	Colorado
1243	Westchester at Clairmont GP LLC	Delaware
1244	Westchester at Clairmont LP	Delaware
1245	Westchester at Town Center (Borrower) GP LLC	Delaware
1246	Westchester at Town Center (Borrower) LP	Delaware
1247	Westchester at Town Center GP LLC	Delaware
1248	Westchester at Town Center LP	Delaware
1249	Western Hill Condominium Association	Washington
1250	Westgate Pasadena Apartments GP, LLC	Delaware
1251	Westgate Pasadena Apartments, L.P.	Delaware
1252	Westgate Pasadena, LLC	Delaware
1253	WHRP, Inc.	Maryland
1254	Will-O-Wisp Associates Ltd.	Alabama
1255	Willow Brook Associates, L.P.	California
1256	Willow Brook G.P. Corp.	Delaware
1257	Willow Creek Community Rentals, L.P.	California
1258	Willow Creek G.P. Corp.	Delaware
1259	Wisconsin Place Residential LLC	Delaware
1260	Wisconsin Place Retail LLC	Delaware
1261	WNY Parkland Holdings, LLC	Delaware
1262	Woodbine Properties	Missouri
1263	Woolbright Place Master Association, Inc.	Florida
1264	WP Project Developer LLC	Delaware